 CHANCELLOR LGT
 ASSET MANAGEMENT
 OVER 25 YEARS
 OF INVESTING
 WORLDWIDE
G.T. GLOBAL
EASTERN EUROPE
FUND

SEMIANNUAL REPORT
APRIL 30, 1997

                                                                          [LOGO]

TABLE
OF CONTENTS

Message from the
Chairman.............          1

Report from the Fund
Managers and Key
Portfolio Holdings...          2

Financial
Statements...........         F1

The  views of the Fund's manage-
ment as described in this report
are  as  of  the  date  it   was
written.  Portfolio holdings and
allocations are as of April  30,
1997,  unless  otherwise  noted.
Views,  portfolio  holdings  and
allocations   may  have  changed
subsequent to these dates.

[PICTURE]

RESTRUCTURING SUMMARY FOR G.T. GLOBAL EASTERN EUROPE FUND

Investors in the G.T. Greater Europe Fund voted to restructure the Fund on February 9, 1996.

As an interval fund, the Fund is required to make annual offers to repurchase a percentage of its outstanding shares, with redemption proceeds to be paid to participating shareholders in cash. The percentage of outstanding shares that the Fund will offer to repurchase in each annual offer will be established by the Board of Trustees shortly before the commencement of the offer, but it will not be less than 5% or more than 25% of the Fund's outstanding shares at that time. The Board currently expects the first two periodic offers in 1997 and 1998 to each be for 5% of outstanding shares.


G.T. GLOBAL EASTERN EUROPE FUND
MESSAGE FROM THE CHAIRMAN


Dear Investor,

This report is written in a style we hope you find enjoyable to read and easy to understand. Our intention is to provide our shareholders with meaningful information about the relative performance of GT Global Mutual Funds. We think it is important to help investors develop a global perspective about their investments, including developments in individual economies around the world. Specifically, we address how macroeconomic and political events within countries influence investment results and, ultimately, Fund performance.

We describe our management process and offer insights into the Fund's investment strategy. Companies and countries in which the Fund invests are discussed, as well as issues pertinent to decisions affecting the Fund. Biographical information on portfolio managers' background and experience is also included, and through our question and answer format, we make it possible for shareholders to be included in the thought processes that form the basis of their investment decisions.

We make every effort to communicate as clearly as possible because we want you, our shareholders, to have a useful understanding of what is happening with your investments in GT Global Mutual Funds, and why.

We would also like to emphasize that today--as global investing continues to become increasingly complex, information travels as quickly as a keystroke, and critical decisions must be made within shorter time frames--prudent advice, professional management, global diversification and investing for the long term have never been more important. As always, we appreciate and value our shareholders in GT Global Mutual Funds.

Sincerely,

[SIGNATURE]

William J. Guilfoyle

CHAIRMAN OF THE BOARD AND PRESIDENT
GT GLOBAL MUTUAL FUNDS

INTERVIEW WITH PORTFOLIO MANAGER SERGE SELFSLAGH

Q HOW HAS THE FUND PERFORMED?

A The Fund performed well over the six-month period to April 30, 1997, returning a total of 17.28% based on net asset value. The share price of the Fund, as traded on the New York Stock Exchange, rose by 7.3%. There is no stated performance benchmark, as few benchmarks are available in this relatively new market and none have gained widespread acceptance. We anticipate that eastern European indices will be launched by major providers and that an industry standard will emerge.

Strength varied considerably across eastern European markets over the six-month period. Russia and Hungary enjoyed solid gains, while Poland and the Czech markets, to different extents, suffered from economic overheating problems and, hence, proved more sensitive to the rise in U.S. interest rates.

It is useful to examine the performance of these markets in the context of two separate periods. In general, for the three-and-a-half months to the end of February, the main regional markets were fueled by global liquidity and a search for higher returns. With expectations of an increase in U.S. interest rates at the end of the month, markets consolidated as investors became nervous and fled to more liquid instruments. As fears stabilized, regional factors increasingly became a driving force. For example, uncertainties in Poland and Czech precipitated a flow of funds into Russia and Hungary.

Q SPECIFICALLY, WHAT COMPANIES PERFORMED WELL?

A Hungarian companies contributed the lion's share to the Fund's returns. Companies such as Graboplast, Magyar Olaj-es Gazipari (MOL) and BorsodChem did particularly well. Graboplast, a producer of artificial leather and home improvement materials, enjoyed strong gains as a result of strong growth in construction and stable raw material prices. MOL, an integrated domestic oil and gas company, performed strongly as results exceeded expectations. Finally, BorsodChem benefited from relatively high growth, low labor costs and expansion into higher-margin chemicals.

In Russia, Tatneft, one of the country's oil producers, performed well as the stock was rerated on the back of its large, proven reserves. Mosenergo's share price was driven by its deregulation potential given its low-cost power generation and sales growth. Shareholder rights were bolstered as Mosenegro dropped controversial proposals on voting restrictions and a dilutive new share issue, reaffirming that some companies are slowly starting to realize they have to play according to global rules if they want to be successful in the international marketplace.

Q ARE THESE MARKETS BECOMING MORE LIQUID AND LESS SPECULATIVE?

A While domestic equity markets have been small and speculative, some are becoming increasingly less so. Several of these markets appear more western as they provide equity capital to enterprises on a larger scale. The degree of transparency and liquidity, of course, varies across markets. Last year Polish companies, for example, raised about $400 million through capital increases and other public offerings. This figure is expected to rise sharply this year, when 25 companies will be added to the existing 88 quoted companies. As a result, market capitalization could double this year.

Positive assessments from ratings agencies have also paved the way for a flood of eurobond issues, most of which were increased due to heavy demand. This is important because it gives eastern European countries the ability to tap foreign markets for cheaper and longer-term funds than are available from local markets.

Q HOW WOULD YOU DESCRIBE YOUR INVESTMENT STYLE?

A We believe superior investment returns result from early identification of undiscounted changes, either top down or bottom up, in companies or in their surrounding environment. Our two-stage investment process is designed to capture these two types of undiscounted change.

The top-down approach, or country selection process, is largely driven by the regular country visits made by fund managers and members of our global economics team. Bull markets have common characteristics: rising liquidity, falling interest rates and inflation, falling political risk, corporate earnings likely to exceed consensus, reform and deregulation, and an appreciating real exchange rate. We consider a country a sell when its economy begins to overheat, political risk increases or the consensus on earnings exceeds our expectations.

The bottom-up approach, or stock selection process, is driven by company visits and internal research. We favor companies with strong management, comparative advantages, strong sales and earnings growth, leading market share, technological and low-cost dominance, innovative products and a favorable debt ratio. Company characteristics we consider unfavorable are

                                                                  Continued p.3

INTERVIEW WITH PORTFOLIO MANAGER SERGE SELFSLAGH  CONTINUED

family ownership structures, vulnerability to risk and competition from reform, deregulation of tariff protection, removal of monopoly powers, low liquidity and weak accounting standards.

Q WHAT HAS DRIVEN THE IMPRESSIVE PERFORMANCE OF THE RUSSIAN MARKET?

A Again, the run-up in the Russian equities market can in part be attributed to a flood of foreign investors seeking higher returns, a surge that also highlights the market's potential. After seven years of negative growth, the economy appears to have bottomed out.

Inflation has dropped from a high of 2,526% in 1992, with 16% forecast for 1997. The rouble has remained steady within a broad band against the dollar for several months, and annual yields on government debt have fallen from more than 200% before last summer's presidential election to less than 40% this month. Moreover, expected within the coming months is an agreement with the International Monetary Fund (IMF) to resume full disbursement of its $10.1 billion budget support loan.

On the political front, Yeltsin's commitment to reform has been further strengthened by the recent appointment of several reform-minded individuals to his cabinet, including Anthony Chubais and Boris Nemtsov (former governor of the Nizhny Novgrod region) as deputy prime ministers. Chubais is focusing on tax reforms and public spending cuts, and Nemtsov is targeting reform of natural monopolies.

A host of achievements highlight Russia's success. Last year, Russia successfully rescheduled $70 billion of former Soviet debt. The country also had its first international sovereign eurodollar issue since the 1917 Bolshevik revolution. At $1 billion, it was more than double the planned amount, and the low 345-basis point premium exceeded the government's initial expectations.

The country's largest natural gas provider, followed with its debut in international security markets, a $430 million American Depository Receipt
(ADR). Additional progress has been made with the creation of ADRs by another 12 Russian companies (seven stocks trade as ADRs in the U.S.). Meanwhile, equity investors jumped in, driving the market to double in dollar terms in 1996, with market cap shooting to $50 billion from $22 billion. Over the past six months alone, the market has enjoyed an impressive run, a performance difficult to match as ADRs significantly underperformed the local market and new money chased local stocks.

Yet, despite progress, problems remain. Russia is going through an extremely complex and profound transformation process, which is difficult to assess. While it has the potential to become a major success story, further structural reforms are needed, including a new tax code, tougher bankruptcy procedures and reinforcement of ownership rights. This would increase investor confidence and would give access to cheaper sources of funding. As such, stock selection remains difficult. The most important companies are regulated (oil, gas, telecom and electricity), and even old hands sometimes do not seem to know the direction in which the regulatory framework is moving.

RUSSIA: UNTAPPED POTENTIAL

Population              148.1 million
Land Mass                17.1 m sq km

Real GDP Growth (annual % change)

         1997e       1992-94 avg
          1%           -11.5%

External Debt (% of GDP)

         1997e       1992-94 avg
          25%              52%

Russia is Richly Endowed (% World Share)

Gas Exports       40.0
Nickel Output     23.0
Platinum Output   16.0
Coal Reserves     11.7
Oil Output         9.4

On a per-head basis, Russia produces more than the United States in terms of natural gas, oil, steel, aluminum, nickel, platinum, diamonds and many other minerals.

Source: The Russian Federation, JP Morgan, April--June, 1997.

Q POLAND CONTINUES TO POST STRONG GROWTH. WHY HAS MARKET PERFORMANCE BEEN
  WEAK?

A Economic growth, fueled by a boom in private enterprise, has averaged a healthy 5%-7% each year over the past three years. In fact, Poland has become the fastest-growing medium-sized economy in Europe. While it was treated warily by foreign investors until 1994 when it rescheduled its foreign debt, since then foreign investment has nearly doubled every year. Moreover, it is now poised for the privatization of its banks, telecom

                                                                Continued p.4

INTERVIEW WITH PORTFOLIO MANAGER SERGE SELFSLAGH  CONTINUED

monopoly and other companies--assets worth several billion dollars--which should ensure further inflows over the next several years. The Polish market is also one of the most transparent and efficient markets in the region.

On the other hand, strong economic growth in Poland has spilled into increased demand for imports, which, coupled with a deterioration in exports, has put the trade deficit at a worrying level. Interest rates have already risen by 3%, and another rise of similar magnitude may be necessary as inflation starts to pick up. Corporate earnings have disappointed as margins have been squeezed from a relatively high level through higher competition. Additionally, we expect volatility to increase in the months ahead, with new issues coming to market and political uncertainty in the run-up to this autumn's parliamentary elections.

Banks, which account for 40% of the index, have been the main underperformers of the Polish market this year. Although value is starting to emerge, the sector is likely to continue to suffer from further tightening of liquidity and increasing privatizations, some of which are likely to be offered at around book value.

Q WHAT ACCOUNTS FOR YOUR POSITIVE VIEW ON HUNGARY?

A Hungary experienced several years of economic austerity, during which Hungarian living standards fell 15% as resources were shifted and assets sold off in an effort to stave off looming domestic and foreign debt. Following this period, Hungary now appears to be poised for modest recovery. Economic fundamentals are improving, external deficits are contracting and signs of recovery are visible in output, incomes and consumption, forecasted to contribute to growth in GDP of 3% or so this year.

Hungary has attracted more foreign direct investment than other markets, amounting to US$1.8 billion last year, or 35% of total investment in the region. Its automobile industry has been the largest beneficiary of foreign funds and was the major factor behind an impressive growth of 19% in machinery exports last year. Hungary is also perceived as possessing the greatest financial sophistication and offering the greatest degree of legal protection for investors.

Over the six-month period, the Hungarian market returned a more than respectable 43.35% (in US$, based on the IFC Investable Index). Investor sentiment was buoyed by strengthening fundamentals, which precipitated an upgrade in Hungary's sovereign rating just before Christmas. In addition to better overall trends, company fundamentals improved. At the same time, increased local and foreign participation, coupled with new listings, has increased liquidity and trading volumes.

Q WHY HAS THE CZECH MARKET EXPERIENCED DIFFICULTIES OF LATE?

A Czech is struggling with the consequences of an opaque and inefficient market. Many of these problems are only being addressed belatedly, following a series of bank failures and corruption scandals. Meanwhile, the pace of privatization and restructuring has been slow. The failure of industry to restructure is at the heart of the economy's inability to grow faster.

A contraction in economic output took place in the first several months of the year, along with a downgrading of overall GDP growth to about 2%-4%. An additional source of concern lies in Czech's strong demand for imports which, combined with weak exports, has led to a rapidly growing trade deficit.

There are, however, signs that some companies are taking the initiative in addressing some of these problems. SPT Telecom, for example, recently announced its intention to cut 10,000 jobs. Market response has also been positive to moves toward regulating stock market trading more aggressively and imposing more transparency on reported trading.

ABOUT THE PORTFOLIO MANAGERs

SERGE SELFSLAGH -- Portfolio Manager for Chancellor LGT Asset Management and LGT Asset Management PLC (London) since 1993. Previously, Mr. Selfslagh was a Portfolio Manager for Schroder Investment Management from 1986-92, and an economics lecturer at the Catholic University of Brussels. He received his M.A. from the Catholic University of Louvain and his M.Sc. from Imperial College, London.

ALLAN CONWAY -- Head of Global Emerging Markets. Prior to joining Chancellor LGT Asset Management in 1997, Mr. Conway spent 23 years in the financial services industry. Most recently, from 1992-97 he was the Director, International Equities at Hermes Investment Management. He received a B.A. from the University of York, England.

                                             G.T. Global Eastern Europe Fund

Geographic Allocation of Net Assets%

                                 April 30, 1997
Russia                                 41.3
Hungary                                23.4
Poland                                 18.6
Czech Republic                          6.0
Slovakia                                3.8
Croatia                                 1.7
Ireland                                 1.7
Romania                                 1.3
Greece                                  1.0
U.S. & Other                            1.2


Allocations may change as market conditions change.

G.T. Global Eastern Europe Fund
Key Holdings*
                                                                       % of
                                                          Country    Net Assets

TATNEFT  A vertically integrated oil company that          Russia         6.6
explores, drills, produces and refines oil and gas in Tatarstan, the company is currently developing 58 fields with more than 20,000 wells. Tatneft has established several successful joint ventures with major French, German and U.S. companies.

LUKOIL HOLDING  Russia's largest oil and gas company.       Russia        6.3
LUKoil holds 18% of the Russian oil and gas extracting market and 11% of its refining market. The company's oil reserves are estimated to be the second largest in the world.

UNIFIED ENERGY SYSTEMS  A state monopoly in the power        Russia       5.5
utility sector, the company fully owns 35 of the largest power stations and all of the high voltage network -- controlling over 85% of the domestic energy supply.
Export markets include Kazakhstan, Finland and Mongolia.

GEDEON RICHTER  A manufacturer of pharmaceutical products,   Hungary      5.4
it exports to the CIS, the Baltic States, Poland, the U.S.
and Japan.

BANK SLASKI  A commercial bank whose activities include       Poland      3.3
financing and settling of foreign transactions, and brokerage and consulting services.

MOSENERGO  Produces and distributes electric and thermal      Russia      3.3
energy. The company owns sufficient capacity to accommodate any pickup in demand over the next two years.

SURGUTNEFTEGAZ  The sole exploration and production           Russia      3.2
subsidiary of the third largest (as measured on crude production and reserves) Russian, vertically integrated oil and gas holding company of the same name. Surgutneftegaz is also the largest natural gas producer among Russian oil companies.

ELEKTRIM SPOLKA AKCYJNA S.A.  Elektrim operates through       Poland     3.1
five main divisions: power equipment, electrical machinery and apparatus, telecommunications, the cable industry and lighting technology. The company has export/import activities throughout Europe, the U.S., U.K., Korea and Russia.

BORSODCHEM RT  Manufactures and supplies a diversified      Hungary      3.0
line of chemical products and produces and processes raw materials. BorsodChem mainly supplies western European markets with its products.

EGIS RT  Develops and manufactures pharmaceutical           Hungary      2.9
products, including more than 2,100 different medicines, as well as nutrition supplements. It distributes most of its products through the wholesale company MEDIMPEX to Europe, North America and Japan.

Source: Bloomberg.

* There is no assurance the Fund will continue to hold these or any other securities mentioned in this report.

G.T. GLOBAL
EASTERN EUROPE
FUND

FINANCIAL
STATEMENTS

                        G.T. GLOBAL EASTERN EUROPE FUND

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                            COUNTRY       SHARES        (NOTE 1)       ASSETS(A)
------------------------------------------------------------  --------   ------------   ------------   -------------
Energy (34.1%)
  Tatneft ..................................................   RUS                 --             --         6.6
    OIL & GAS
    Common (b)(e) ..........................................   --              50,000   $  3,600,000          --
    Sponsored ADR (b)(e) ...................................   --              30,000      2,160,000          --
    Sponsored ADR Reg. S Shares (b)(e)(h) ..................   --              28,600      2,145,000          --
  LUKoil Holding - ADR (b) .................................   RUS            134,200      7,615,850         6.3
    OIL & GAS
  Unified Energy Systems (b)(e) ............................   RUS         26,450,000      6,718,300         5.5
    ELECTRICAL & GAS UTILITIES
  Mosenergo ................................................   RUS                 --             --         3.3
    ENERGY SOURCES
    Sponsored ADR 144A (b)(d) ..............................   --              64,800      2,608,200          --
    Sponsored ADR Reg. S Shares (b)(h) .....................   --              33,500      1,348,375          --
  Surgutneftegaz Sponsored ADR (b) .........................   RUS            102,000      3,927,000         3.2
    ELECTRICAL & GAS UTILITIES
  Elektrim Spolka Akcyjna SA (b) ...........................   POL            424,745      3,814,914         3.1
    ENERGY SOURCES
  Magyar Olaj-es Gazipari RT GDR (b) .......................   HGRY           153,000      2,754,000         2.3
    OIL & GAS
  Ceske Energeticke Zavody AS (e) ..........................   CZCH            63,600      1,981,910         1.6
    ENERGY SOURCES
  Bydgoska Fabryka Kabli SA (b)(e) .........................   POL            175,000      1,328,273         1.1
    ENERGY SOURCES
  Nafta Gbely AS (e) .......................................   SLVK            30,000      1,318,573         1.1
    OIL & GAS
                                                                                        ------------
                                                                                          41,320,395
                                                                                        ------------
Finance (10.4%)
  Bank Slaski SA (b) .......................................   POL             46,659      3,962,031         3.3
    BANKS - MONEY CENTER
  Bank Rozwoju Eksportu SA (b) .............................   POL            148,700      3,550,553         2.9
    BANKS - MONEY CENTER
  Ceska Sporitelna GDR (b)(e) ..............................   CZCH           212,000      2,120,000         1.8
    BANKS - MONEY CENTER
  Zagrebacka Banka GDR (b)(e) ..............................   HGRY            48,940      1,731,253         1.4
    BANKS - MONEY CENTER
  Ergo Bank SA .............................................   GK              19,167      1,263,582         1.0
    BANKS - MONEY CENTER
                                                                                        ------------
                                                                                          12,627,419
                                                                                        ------------
Materials/Basic Industry (9.0%)
  BorsodChem RT Sponsored GDR (b) ..........................   HGRY            99,000      3,588,750         3.0
    CHEMICALS
  Vychodoslovenske Zeleziarne AS (e) .......................   SLVK           150,000      3,307,608         2.7
    METALS - STEEL
  Pannonplast RT (b) .......................................   HGRY            60,000      2,991,125         2.5
    MISC. MATERIALS & COMMODITIES
  TKI "B" Shares (b) .......................................   POL                975        585,000         0.5
    MISC. MATERIALS & COMMODITIES

    The accompanying notes are an integral part of the financial statements.

                                       F1

                        G.T. GLOBAL EASTERN EUROPE FUND

                           April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                            COUNTRY       SHARES        (NOTE 1)       ASSETS(A)
------------------------------------------------------------  --------   ------------   ------------   -------------
Materials/Basic Industry (Continued)
  Mezogep RT (b)(g) ........................................   HGRY            25,000   $    301,304         0.3
    CHEMICALS
                                                                                        ------------
                                                                                          10,773,787
                                                                                        ------------
Consumer Non-Durables (8.9%)
  Russkie Samotsvety (b)(g) ................................   RUS             50,000      2,650,000         2.2
    PERSONAL CARE
  Graboplast RT ............................................   HGRY            56,000      2,567,766         2.1
    HOUSEHOLD PRODUCTS
  Pick Szeged RT 144A GDR (b)(d) ...........................   HGRY            40,000      2,500,000         2.1
    FOOD MANUFACTURER
  Agros Holdings SA ........................................   POL                 --             --         1.6
    FOOD & BEVERAGE
    C Series (b) ...........................................   --              35,700      1,016,129          --
    D Series (b) ...........................................   --              34,930        994,213          --
  Sun Brewing Ltd. GDR (b)(e) ..............................   RUS            129,600      1,036,800         0.9
    BEVERAGES - ALCOHOL
                                                                                        ------------
                                                                                          10,764,908
                                                                                        ------------
Health Care (8.3%)
  Gedeon Richter RT (b) ....................................   HGRY            86,000      6,501,589         5.4
    PHARMACEUTICALS
  Egis RT ..................................................   HGRY            56,022      3,560,070         2.9
    PHARMACEUTICALS
                                                                                        ------------
                                                                                          10,061,659
                                                                                        ------------
Services (7.7%)
  SPT Telecom AS (e) .......................................   CZCH            30,000      3,171,165         2.6
    TELECOM - OTHER
  Rostelecom (b)(e) ........................................   RUS            610,000      2,379,000         2.0
    TELEPHONE - LONG DISTANCE
  Vimpel Communications Sponsored ADR (b)(e) ...............   RUS             71,550      2,164,388         1.8
    TELECOM - OTHER
  Russian Telecommunication Development Corp. ..............   RUS                 --             --         0.7
    TELEPHONE NETWORKS
    Non-voting (b)(c)(e)(g) ................................   --              52,600        526,000          --
    Voting (b)(c)(e)(g) ....................................   --              38,400        384,000          --
  PLD Telekom, Inc. (e) ....................................   RUS            140,000        743,750         0.6
    TELEPHONE - LONG DISTANCE
  Technoimpex (b)(c)(e)(g) .................................   HGRY             1,400             --          --
    WHOLESALE & INTERNATIONAL TRADE
                                                                                        ------------
                                                                                           9,368,303
                                                                                        ------------
Investment Funds (3.0%)
  Baltic Republic Fund (b)(c)(e)(g) ........................   IRE              9,000      2,052,000         1.7
    COUNTRY FUND
  Societe Generale Romania Fund (b)(e) .....................   ROM             15,000      1,590,000         1.3
    COUNTRY FUND
                                                                                        ------------
                                                                                           3,642,000
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F2

                        G.T. GLOBAL EASTERN EUROPE FUND

                           April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                            COUNTRY       SHARES        (NOTE 1)       ASSETS(A)
------------------------------------------------------------  --------   ------------   ------------   -------------
Capital Goods (2.7%)
  Exbud SA (b)(e) ..........................................   POL            218,719   $  2,670,004         2.2
    CONSTRUCTION
  Stomil Olsztyn SA (b)(e) .................................   POL             45,467        560,788         0.5
    PLASTICS & RUBBER
                                                                                        ------------
                                                                                           3,230,792
                                                                                        ------------
Multi-Industry/Miscellaneous (1.7%)
  Pliva D.D. GDR Reg. S shares (b)(e)(h) ...................   CRT            125,800      2,063,120         1.7
    MULTI-INDUSTRY
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $89,898,452) ................                             103,852,383        85.8
                                                                                        ------------       -----

                                                                          PRINCIPAL        VALUE         % OF NET
FIXED INCOME INVESTMENTS                                                    AMOUNT        (NOTE 1)       ASSETS(A)
------------------------------------------------------------             ------------   ------------   -------------
Government & Government Agency Obligations (13.0%)
  Russia When Issued, FRN, due 1/15/21 (b)(e) ..............   RUS         11,000,000      6,435,000         5.3
  Republic of Poland, PDI Bonds, 4.00%, due 10/27/14
   (b)(f) ..................................................   POL          5,000,000      4,056,250         3.4
  Russian Treasury Bill, 0%, due 6/09/97 (b) ...............   RUS          3,600,000      3,545,784         2.9
  Hungarian Government Bond, Series 97Z2, 30.00%, due
   7/5/1997 (g) ............................................   HGRY       289,000,000      1,693,909         1.4
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $13,612,566) ..........                              15,730,943        13.0
                                                                                        ------------       -----

                                                                          UNDERLYING       VALUE         % OF NET
OPTIONS (0.0%)                                                              AMOUNT        (NOTE 1)       ASSETS(A)
------------------------------------------------------------             ------------   ------------   -------------
  Russian Ministry of Finance Bond 5/14/99, Call Option,
   strike $86.625, expires 5/07/97 (cost $33,681) (g) ......   US           2,173,000            652          --
                                                                                        ------------       -----
    GOVERNMENT/AGENCY

    The accompanying notes are an integral part of the financial statements.

                                       F3

                        G.T. GLOBAL EASTERN EUROPE FUND

                           April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT (11.0%)                                                              (NOTE 1)       ASSETS(A)
------------------------------------------------------------                            ------------   -------------
  Dated April 30, 1997, with State Street Bank & Trust
   Company, due May 1, 1997, for an effective yield of 5.27%
   collateralized by $12,975,000 U.S. Treasury Bonds, 7.25%
   due 5/15/16 (market value of collateral is $13,689,225
   including accrued interest). (cost $13,324,000) .........                            $ 13,324,000        11.0
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $116,868,699) * ....................                             132,907,978       109.8
Other Assets and Liabilities ...............................                             (11,869,927)       (9.8)
                                                                                        ------------       -----

NET ASSETS .................................................                            $121,038,051       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        (a)  Percentages indicated are based on net assets of $121,038,051.
        (b)  U.S. currency denominated.
        (c) At April 30, 1997, the Fund owned the following restricted securities constituting 2.4% of net assets which may not be publicly sold without registration under the Securites Act of 1933 (Note 1). Additional information on restricted securities is as follows:

                                          ACQUISITION          ACQUISITION      VALUE
                                             DATE      SHARES     COST        PER SHARE
                                          -----------  ------  -----------   ------------
Baltic Republic Fund....................   09/02/94     9,000  $   900,000     $228.00
Russian Telecommunication Development
 Corp.:
  Non-voting............................   12/20/93    52,600      526,000       10.00
  Voting................................   12/20/93    38,400      384,000       10.00
Technoimpex.............................   11/22/90     1,400    2,989,406        0.00

        (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        (e)  Non-income producing security.
        (f) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 1997.
        (g) Valued in good faith at fair value using procedures approved by the Board of Directors (see Note 1 of Notes to Financial Statements).
        (h)  Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
          *  For Federal income tax purposes, cost is $117,197,199 and appreciation (depreciation) of securities is as follows:

                 Unrealized appreciation:         $  23,844,514
                 Unrealized depreciation:            (8,133,735)
                                                  -------------
                 Net unrealized appreciation:     $  15,710,779
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depository Receipt
    FRN--Floating Rate Note
    GDR--Global Depository Receipt
    PDI--Past Due Interest

    The accompanying notes are an integral part of the financial statements.

                                       F4

                        G.T. GLOBAL EASTERN EUROPE FUND

                           April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at April 30, 1997, was concentrated in the following countries:

                                                PERCENTAGE OF NET ASSETS(A)
                                        -------------------------------------------
                                                     FIXED
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY      INCOME         OTHER      TOTAL
--------------------------------------  ------   -------------   ----------   -----
Croatia (CRT/HRK) ....................    1.7                                   1.7
Czech Republic (CZCH/CZK) ............    6.0                                   6.0
Greece (GK/GRD) ......................    1.0                                   1.0
Hungary (HGRY/HUF) ...................   22.0         1.4                      23.4
Ireland (IRE/IEP) ....................    1.7                                   1.7
Poland (POL/PLN) .....................   15.2         3.4                      18.6
Romania (ROM/ROL) ....................    1.3                                   1.3
Russia (RUS/RUR) .....................   33.1         8.2                      41.3
Slovakia (SLVK/SKK) ..................    3.8                                   3.8
Short-term & Other ...................    0.0                        1.2        1.2
                                        ------      -----          -----      -----
Total  ...............................   85.8        13.0            1.2      100.0
                                        ------      -----          -----      -----
                                        ------      -----          -----      -----

--------------

(a)  Percentages indicated are based on Net Assets of $121,038,051.

    The accompanying notes are an integral part of the financial statements.

                                       F5

                        G.T. GLOBAL EASTERN EUROPE FUND

                              STATEMENT OF ASSETS
                                AND LIABILITIES
                           April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $116,868,699) (Note 1)..............................  $132,907,978
  U.S. currency......................................................................  $     810
  Foreign currencies (cost $4,361)...................................................      4,257        5,067
                                                                                       ---------
  Receivable for securities sold................................................................    1,035,428
  Dividends and interest receivable.............................................................      816,841
  Prepaid expenses..............................................................................       18,196
                                                                                                  -----------
    Total assets................................................................................  134,783,510
                                                                                                  -----------
Liabilities:
  Payable for securities purchased..............................................................    7,080,164
  Payable for fund shares redeemed (Note 5).....................................................    6,372,018
  Payable for investment management fees (Note 2)...............................................      128,534
  Payable for printing and postage expenses.....................................................       55,402
  Payable for professional fees.................................................................       43,095
  Payable for administration fees (Note 2)......................................................       25,707
  Payable for custodian fees....................................................................       17,302
  Payable for Trustees' fees and expenses (Note 2)..............................................        7,721
  Other liabilities.............................................................................       15,516
                                                                                                  -----------
    Total liabilities...........................................................................   13,745,459
                                                                                                  -----------
Net assets......................................................................................  $121,038,051
                                                                                                  -----------
                                                                                                  -----------
Net asset value per share ($121,038,051 DIVIDED BY 6,859,397 shares outstanding)................  $     17.65
                                                                                                  -----------
                                                                                                  -----------
Net assets consist of:
  Paid in capital (Note 4)......................................................................  $92,621,300
  Undistributed net investment income...........................................................      610,497
  Accumulated net realized gain on investments and foreign currency transactions (Note 1).......   11,888,617
  Net unrealized depreciation on translation of assets and liabilities in foreign currencies....     (121,642)
  Net unrealized appreciation of investments....................................................   16,039,279
                                                                                                  -----------
Total -- representing net assets applicable to capital shares outstanding.......................  $121,038,051
                                                                                                  -----------
                                                                                                  -----------

    The accompanying notes are an integral part of the financial statements.

                                       F6

                        G.T. GLOBAL EASTERN EUROPE FUND

                            STATEMENT OF OPERATIONS

              For the six months ended April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Interest and other.........................................................................  $ 1,143,650
  Dividends (net of foreign withholding tax of $4,211).......................................       23,863
                                                                                               -----------
    Total investment income..................................................................    1,167,513
                                                                                               -----------
Expenses:
  Investment management fees (Note 2)........................................................      772,612
  Administration fees (Note 2)...............................................................      154,523
  Professional fees..........................................................................       75,154
  Printing and postage expenses..............................................................       73,236
  Custodian fees.............................................................................       42,815
  Transfer agent fees........................................................................       17,839
  Trustees' fees and expenses (Note 2).......................................................       14,956
  Other expenses.............................................................................       23,804
                                                                                               -----------
    Total expenses...........................................................................    1,174,939
                                                                                               -----------
Net investment loss..........................................................................       (7,426)
                                                                                               -----------
Net realized and unrealized gain (loss) on investments and foreign currencies:
  (Note 1)
  Net realized gain on investments..............................................  $12,557,398
  Net realized loss on foreign currency transactions............................     (340,346)
                                                                                  -----------
    Net realized gain during the period......................................................   12,217,052
  Net change in unrealized depreciation on translation of assets and liabilities
   in foreign currencies........................................................      (98,499)
  Net change in unrealized appreciation of investments..........................    6,546,242
                                                                                  -----------
    Net unrealized depreciation during the period............................................    6,447,743
                                                                                               -----------
Net realized and unrealized gain on investments and foreign currencies.......................   18,664,795
                                                                                               -----------
Net increase in net assets resulting from operations.........................................  $18,657,369
                                                                                               -----------
                                                                                               -----------

    The accompanying notes are an integral part of the financial statements.

                                       F7

                        G.T. GLOBAL EASTERN EUROPE FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                SIX MONTHS
                                                                                   ENDED
                                                                                 APRIL 30,     YEAR ENDED
                                                                                   1997       OCTOBER 31,
                                                                                (UNAUDITED)       1996
                                                                               -------------  ------------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)...............................................   $    (7,426)  $  2,032,527
  Net realized gain on investments and foreign currency transactions.........    12,217,052     37,161,643
  Net change in unrealized depreciation on translation of assets and
   liabilities in foreign currencies.........................................       (98,499)        73,029
  Net change in unrealized appreciation of investments.......................     6,546,242    (14,682,286)
                                                                               -------------  ------------
  Net increase in net assets resulting from operations.......................    18,657,369     24,584,913
Distributions to shareholders: (Note 1)
  From net investment income.................................................      (486,813)    (1,912,552)
  From net realized gain on investments......................................   (12,964,260)      (981,975)
                                                                               -------------  ------------
    Total distributions......................................................   (13,451,073)    (2,894,527)
Capital share transactions: (Note 4)
  Cost of shares redeemed pursuant to tender offer (Note 5)..................    (6,372,018)  (136,185,045)
                                                                               -------------  ------------
    Total decrease in net assets.............................................    (1,165,722)  (114,494,659)
Net assets:
  Beginning of period........................................................   122,203,773    236,698,432
                                                                               -------------  ------------
  End of period..............................................................   $121,038,051* $122,203,773**
                                                                               -------------  ------------
                                                                               -------------  ------------

--------------
     * Including undistributed net investment income of $610,497.
     ** Including undistributed net investment income of $1,104,736.

    The accompanying notes are an integral part of the financial statements.

                                       F8

                        G.T. GLOBAL EASTERN EUROPE FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements and market price data for the shares.

                                           SIX MONTHS
                                             ENDED
                                           APRIL 30,                      YEAR ENDED OCTOBER 31,
                                              1997      ----------------------------------------------------------
                                          (UNAUDITED)      1996        1995        1994        1993        1992
                                          ------------  ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....   $   16.92    $   14.75   $   15.37   $   14.07   $   10.37   $   10.94
                                          ------------  ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income (loss)..........        0.00         0.24        0.11        0.02        0.12        0.13
  Net realized and unrealized gain
   (loss) on investments................        2.59         2.11       (0.38)       1.52        3.58       (0.59)
                                          ------------  ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............        2.59         2.35       (0.27)       1.54        3.70       (0.46)
                                          ------------  ----------  ----------  ----------  ----------  ----------
Distributions to shareholders from:
  Net investment income.................       (0.07)       (0.12)      (0.02)      (0.12)       0.00       (0.02)
  Net realized gain on investments......       (1.79)       (0.06)      (0.33)      (0.12)       0.00       (0.09)
                                          ------------  ----------  ----------  ----------  ----------  ----------
    Total distributions.................       (1.86)       (0.18)      (0.35)      (0.24)       0.00       (0.11)
                                          ------------  ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........   $   17.65    $   16.92   $   14.75   $   15.37   $   14.07   $   10.37
                                          ------------  ----------  ----------  ----------  ----------  ----------
                                          ------------  ----------  ----------  ----------  ----------  ----------
Market value, end of period.............   $   14.75    $   13.75   $   12.75   $   13.00   $   14.25   $    9.38
                                          ------------  ----------  ----------  ----------  ----------  ----------
                                          ------------  ----------  ----------  ----------  ----------  ----------

Total investment return (based on market
 value).................................       22.33 %(a)      9.35%      0.73%     (7.25)%      52.0%       (0.2)%
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $ 121,038    $ 122,204   $ 236,698   $ 246,610   $ 225,231   $ 166,042
Ratio of net investment income (loss) to
 average net assets.....................       (0.01)%(b)      1.09%      0.80%      0.15%       1.04%       1.20%
Ratio of expenses to average net
 assets.................................        1.92 %(b)      1.87%      1.79%      1.87%       1.88%       1.92%
Portfolio turnover rate.................         102 %(b)        69%        57%        65%         87%        109%
Average commission rate paid on
 portfolio transactions.................   $  0.1326    $  0.0420         N/A         N/A         N/A         N/A

----------------

 (a) Not annualized.
 (b) Annualized.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                       F9

                        G.T. GLOBAL EASTERN EUROPE FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS
                           April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
G.T. Global Eastern Europe Fund ("Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a non-diversified, closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles and the financial statements may include certain estimates made by management.

(A) PORTFOLIO VALUATION
Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, are valued at the mean between closing bid and asked prices. In cases where securities are traded on more than one exchange, or traded both on an exchange and over the counter, the securities are valued on the exchange or in the market determined by Chancellor LGT Asset Management, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and asked prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments are valued at amortized cost, adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Fund's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amount shown in the Fund's "Statement of Assets and Liabilities." The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last

                                      F10

                        G.T. GLOBAL EASTERN EUROPE FUND

bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security and, for a put, requires the Fund to set aside cash, U.S. government securities, or other liquid securities, in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the counterparty fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income and capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains.

(I) DISTRIBUTION TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(J) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(K) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) are shown at the end of the Portfolio of Investments.

                                      F11

                        G.T. GLOBAL EASTERN EUROPE FUND

(L) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

2. RELATED PARTIES
Chancellor LGT Asset Management, Inc. is the Fund's investment manager. The Fund pays the Manager management fees, which are calculated and paid monthly, at the annualized rate of 1.25% of the Fund's average weekly adjusted net assets (which, for this purpose, means the average weekly value of the total assets of the Fund, minus the sum of the accrued liabilities of the Fund, other than borrowings used for investment purposes).

Princeton Administrators, L.P. ("Princeton") acts as administrator of the Fund. The Fund pays administration fees to Princeton, calculated and paid monthly, at the annualized rate of 0.25% of the Fund's average weekly adjusted net assets.

The Fund pays each of its Trustees who is not an employee, officer or director of the Manager or any of it's affiliated companies $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the six months ended April 30, 1997, purchases and sales of investment securities by the Fund, other than short-term investments, aggregated $59,037,205 and $62,782,739, respectively. There were no purchases or sales of U.S. government obligations by the Fund for the six months ended April 30, 1997.

4. CAPITAL SHARES
At April 30, 1997, there were an unlimited number of shares of beneficial interest authorized, at $0.01 par value per share. 16,045,345 shares were issued and 6,859,397 shares remained outstanding.

5. ANNUAL REPURCHASE OFFER
Pursuant to the Fund's policy of conducting annual repurchase offers, on March 26, 1997, the Fund offered to repurchase up to 5% of the issued and outstanding shares of beneficial interest in the Fund. The repurchase offer expired on April 18, 1997 and the shares were repurchased at the Net Asset Value at the close of regular trading on the New York Stock Exchange on May 2, 1997, less a repurchase fee equal to 1.473% of NAV per share.

The Fund's agent, Boston Equiserve, indicated that 3,248,692 shares were validly tendered and not withdrawn prior to the expiration of the Fund's repurchase offer. The shares accepted for tender (361,021 shares representing 5%) received cash at a repurchase offer price of $17.39, which was equal to the Fund's net asset value of $17.65 as of May 2, 1997, less the repurchase fee. After the repurchase offer, the Fund has approximately 6.9 million shares outstanding; 361,021 shares were returned to the Fund's Treasury.

                                      F12
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                        G.T. GLOBAL EASTERN EUROPE FUND

                                     NOTES

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
                        G.T. GLOBAL EASTERN EUROPE FUND

                                GT GLOBAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL FUNDS, PLEASE CONTACT YOUR INVESTMENT ADVISOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES AND THE RISKS OF GLOBAL AND EMERGING MARKET INVESTING. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

/ / GLOBAL THEME FUNDS

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Focuses on worldwide opportunities from the demand for consumer products and services

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve or maintain infrastructure

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore or develop natural resources

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA MID CAP GROWTH FUND
Concentrates on medium-sized companies in the U.S.

GT GLOBAL AMERICA VALUE FUND
Concentrates on equity securities of large cap U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government securities

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

GT GLOBAL FLOATING RATE FUND
Invests primarily in senior secured floating rate loans that have the potential to achieve a high level of current income

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

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
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          GT Global, Inc.
          Fifty California Street
          27th Floor
          San Francisco, California
          94111-4624

                                     DATED MATERIAL
                                     PLEASE EXPEDITE

                                                   GT GLOBAL EASTERN EUROPE FUND
          GRESAR7XXXXM.XXX